Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 640,680,468.00
Previously Paid Amount	0.00
Total Fee Amount	98,088.18
Total Offset Amount	0.00
Net Fee	$ 98,088.18
Final Prospectus	false